THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® RIA Class
Supplement dated November 5, 2021 to the May 1, 2021 Prospectus

This supplement provides clarification for the Investment Requirements listed in your prospectus. It is for informational purposes and requires no action on your part.

Investment Requirements for contracts issued on or after May 24, 2021. The following fund is included in the subaccounts listed in Group 2:
•	Putnam VT Multi-Asset Absolute Return Fund
Investment Requirements for contracts issued prior to May 24, 2021. The following fund is included in the subaccounts listed in Group 2:
•	Putnam VT Multi-Asset Absolute Return Fund

All other provisions of the prospectus remain unchanged. Please retain this supplement with your prospectus for future reference.